UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Hiland Holdings GP, LP

(Name of Registrant as Specified In Its Charter)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2009
Hiland Holdings GP, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-33018 (Commission File Number)	76-0828238 (IRS Employer Identification No.)
205 West Maple, Suite 1100
Enid, Oklahoma 73701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (580) 242-6040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Item 1.01.	Entry into a Material Definitive Agreement
     On October 27, 2009, Hiland Holdings GP, LP, a Delaware limited partnership (the “Partnership”), announced that it had entered into Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger (the “Agreement”), dated as of June 1, 2009, with HH GP Holding, LLC, an Oklahoma limited liability company and an affiliate of Harold Hamm (“Parent”), HPGP MergerCo, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Parent Parties”), and Hiland Partners GP Holdings, LLC, a Delaware limited liability company and the general partner of the Partnership, under which Merger Sub will be merged with and into the Partnership, with the Partnership continuing as the surviving entity (the “Merger”).
     Under the terms of the Amendment, the end date of the Agreement was extended from November 1, 2009 until November 6, 2009. The board of directors of the general partner of the Partnership, upon the recommendation of its conflicts committee, amended the Agreement to allow the board of directors and the conflicts committee additional time to consider, among other things, the recently announced proposal by Harold Hamm to amend the Agreement to increase the merger consideration payable thereunder to common unitholders of the Partnership from $2.40 to $3.20 per common unit and to further extend the end date of the Agreement as necessary to consummate the Merger.
     The Parent Parties’ obligation to effect the Merger is conditioned upon, among other things, the simultaneous consummation of the merger contemplated in the Agreement and Plan of Merger (the “Hiland Partners Agreement”) entered into by Parent, HLND MergerCo, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Hiland Partners Merger Sub”), Hiland Partners, LP, a Delaware limited partnership (“Hiland Partners”), and Hiland Partners GP, LLC, a Delaware limited liability company and the general partner of Hiland Partners, under which Hiland Partners Merger Sub will be merged with and into Hiland Partners, with Hiland Partners continuing as the surviving entity (the “Hiland Partners Merger”). On October 27, 2009, Hiland Partners announced that it had entered into Amendment No. 1 to the Hiland Partners Agreement (the “Hiland Partners Amendment”) to extend the end date of the Hiland Partners Agreement from November 1, 2009 until November 6, 2009.
     The foregoing summary of the Amendment, the Hiland Partners Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment and the Hiland Partners Amendment, which are attached as Exhibit 2.1 and Exhibit 2.2 hereto, and the Agreement and the Hiland Partners Agreement, which are attached as Exhibit 2.1 and Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2009.

Item 7.01.	Regulation FD Disclosure
     On October 27, 2009, the Partnership and Hiland Partners issued a joint press release announcing that they had entered into the Amendment and the Hiland Partners Amendment, respectively, and that each of the Partnership and Hiland Partners had adjourned their respective special meeting of unitholders scheduled for October 27, 2009 to November 3, 2009. A copy of the press release is attached as Exhibit 99.1 hereto.
     The statements included in this Current Report on Form 8-K regarding any transaction with Harold Hamm and his affiliates, including statements about potential amendments to each of the merger agreements and statements about the intentions Mr. Hamm expressed in his proposal letters, are forward-looking statements. These statements involve risks and uncertainties, including, but not limited to, actions by regulatory authorities, market conditions, the Hiland companies’ financial results and performance, satisfaction of closing conditions, actions by any other bidder and other factors detailed in risk factors and elsewhere in Hiland Partners’ and Hiland Holdings’ Annual Reports on Form 10-K and other filings with the SEC. Should one or more of these risks or uncertainties materialize (or the consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Hiland companies disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
2.1
Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HPGP MergerCo, LLC.

2.2
Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC.

99.1	Joint Press Release issued by Hiland Holdings GP, LP and Hiland Partners, LP on October 27, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND HOLDINGS GP, LP
By:	Hiland Partners GP Holdings, LLC,
its General Partner

By:	/s/ Matthew S. Harrison
	Name:	Matthew S. Harrison
	Title:	Chief Financial Officer, Vice President--Finance and Secretary

October 27, 2009

Exhibit 2.1
EXECUTION VERSION
AMENDMENT NO. 1
TO AGREEMENT AND PLAN OF MERGER
          This AMENDMENT NO. 1, dated as of October 26, 2009 (this “Amendment”), to the Agreement and Plan of Merger, dated as of June 1, 2009 (the “Merger Agreement”), is entered into among HH GP Holding, LLC, an Oklahoma limited liability company (“Parent”), HPGP MergerCo, LLC, a Delaware limited liability company and a subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), Hiland Partners GP Holdings, LLC, a Delaware limited liability company and the general partner of Holdings (“Holdings GP”), and Hiland Holdings GP, LP, a Delaware limited partnership (“Holdings” and, together with Holdings GP, the “Holdings Parties”). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the respective meaning ascribed to such terms in the Merger Agreement.
W I T N E S S E T H :
          WHEREAS, the parties hereto are parties to the Merger Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, the parties intend to effect the Merger whereby Merger Sub is to be merged with and into Holdings, with Holdings surviving that merger; and
          WHEREAS, the parties hereto wish to amend Section 7.1 of the Merger Agreement as set forth in this Amendment.
          NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that, effective as of the date of this Amendment, the Merger Agreement shall be amended as follows:
ARTICLE I
AMENDMENT
          Section 1.1 Amendment to Section 7.1. Section 7.1(b)(i) of the Merger Agreement is hereby amended by deleting “November 1, 2009” and replacing it with “November 6, 2009”.
ARTICLE II
GENERAL PROVISIONS
          Section 2.1 Effect on the Merger Agreement. The Merger Agreement shall remain in full force and effect and, as amended by this Amendment, is hereby ratified and affirmed in all respects. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall mean and be a reference to the Merger Agreement as amended by this Amendment.

          Section 2.2 Counterparts; Effectiveness. This Amendment may be executed in two or more counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.
          Section 2.3 Governing Law. This Amendment, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
          Section 2.4 Headings. Headings of the Articles and Sections of this Amendment are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

HH GP HOLDING, LLC

By:	/s/ Harold Hamm
Harold Hamm
President

HPGP MERGERCO, LLC

By:	/s/ Harold Hamm

Harold Hamm
President

HILAND PARTNERS GP HOLDINGS, LLC

By:	/s/ Joseph L. Griffin

Joseph L. Griffin
Chief Executive Officer and President

HILAND HOLDINGS GP, LP

By:	Hiland Partners GP Holdings, LLC,
its General Partner

By:	/s/ Joseph L. Griffin

Joseph L. Griffin
Chief Executive Officer and President
[Signature Page to Amendment No. 1 of the Hiland Holdings Merger Agreement]

Exhibit 2.2
EXECUTION VERSION
AMENDMENT NO. 1
TO AGREEMENT AND PLAN OF MERGER
          This AMENDMENT NO. 1, dated as of October 26, 2009 (this “Amendment”), to the Agreement and Plan of Merger, dated as of June 1, 2009 (the “Merger Agreement”), is entered into among HH GP Holding, LLC, an Oklahoma limited liability company (“Parent”), HLND MergerCo, LLC, a Delaware limited liability company and a subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), Hiland Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership (“Partnership GP”), and Hiland Partners, LP, a Delaware limited partnership (the “Partnership” and, together with Partnership GP, the “Hiland Parties”). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the respective meaning ascribed to such terms in the Merger Agreement.
W I T N E S S E T H:
          WHEREAS, the parties hereto are parties to the Merger Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, the parties intend to effect the Merger whereby Merger Sub is to be merged with and into the Partnership, with the Partnership surviving that merger; and
          WHEREAS, the parties hereto wish to amend Section 7.1 of the Merger Agreement as set forth in this Amendment.
          NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that, effective as of the date of this Amendment, the Merger Agreement shall be amended as follows:
ARTICLE I
AMENDMENT
          Section 1.1 Amendment to Section 7.1. Section 7.1(b)(i) of the Merger Agreement is hereby amended by deleting “November 1, 2009” and replacing it with “November 6, 2009”.
ARTICLE II
GENERAL PROVISIONS
          Section 2.1 Effect on the Merger Agreement. The Merger Agreement shall remain in full force and effect and, as amended by this Amendment, is hereby ratified and affirmed in all respects. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall mean and be a reference to the Merger Agreement as amended by this Amendment.

          Section 2.2 Counterparts; Effectiveness. This Amendment may be executed in two or more counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.
          Section 2.3 Governing Law. This Amendment, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
          Section 2.4 Headings. Headings of the Articles and Sections of this Amendment are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

HH GP HOLDING, LLC

By:	/s/ Harold Hamm
Harold Hamm
President

HLND MERGERCO, LLC

By:	/s/ Harold Hamm

Harold Hamm
President

HILAND PARTNERS GP, LLC

By:	/s/ Joseph L. Griffin

Joseph L. Griffin
Chief Executive Officer and President

HILAND PARTNERS, LP

By:	Hiland Partners GP, LLC,
its General Partner

By:	/s/ Joseph L. Griffin

Joseph L. Griffin
Chief Executive Officer and President
[Signature Page to Amendment No. 1 of the Hiland Partners Merger Agreement]

Exhibit 99.1
Hiland Partners, LP and Hiland Holdings GP, LP Announce Adjournment of Special Meetings of Unitholders and Extension of Merger Agreements
     ENID, OKLAHOMA, October 27, 2009—Hiland Partners, LP (Nasdaq: HLND) and Hiland Holdings GP, LP (Nasdaq: HPGP) announced today that each company will adjourn its special meeting of unitholders scheduled for this morning. The meetings are being adjourned to allow the boards of directors and conflicts committees additional time to consider the previously announced proposals made by Harold Hamm, on behalf of certain of his affiliates, to increase the merger consideration payable to each company’s common unitholders.
     The Hiland Partners special meeting will be adjourned and the vote postponed until November 3, 2009 at 3:30 p.m., central time, and the Hiland Holdings special meeting will be adjourned and the vote postponed until November 3, 2009 at 4:30 p.m., central time. Each special meeting will be held at 302 N. Independence, Ball Room, Second Floor, Enid, Oklahoma 73701.
     On October 26, 2009, in letters to the conflicts committees of the Hiland companies, Mr. Hamm proposed amending the merger agreements between certain of his affiliates and each Hiland company to increase the consideration payable to Hiland Partners common unitholders from $7.75 to $10.00 per common unit and to increase the consideration payable to Hiland Holdings common unitholders from $2.40 to $3.20 per common unit, respectively.
     In connection with Mr. Hamm’s proposal and the adjournment of the Hiland Partners special meeting, Hiland Partners and Mr. Hamm have agreed to amend the merger agreement between Hiland Partners and affiliates of Mr. Hamm to extend its end date to November 6, 2009. Similarly, Hiland Holdings and Mr. Hamm have agreed to amend the merger agreement between Hiland Holdings and affiliates of Mr. Hamm to extend its end date to November 6, 2009. In his letter to each conflicts committee, Mr. Hamm indicated that, if his proposals are accepted, he expects that the end date under each merger agreement would be further extended as necessary to consummate the transactions.
     The record date for determining unitholders eligible to vote at the special meetings will remain September 9, 2009. Valid proxies submitted by unitholders of Hiland Partners or Hiland Holdings prior to the adjourned October 27, 2009 special meetings will continue to be valid for purposes of the reconvened special meetings scheduled for November 3, 2009.
     Common unitholders of Hiland Partners or Hiland Holdings as of September 9, 2009 who have not voted but wish to do so or who would like to change their vote should contact D.F. King at 1-800-967-4612.
About the Hiland Companies
     Hiland Partners, LP is a publicly traded midstream energy partnership engaged in purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas, and fractionating, or separating, and marketing of natural gas liquids, or NGLs. Hiland

Partners, LP also provides air compression and water injection services for use in oil and gas secondary recovery operations. Hiland Partners, LP’s operations are primarily located in the Mid-Continent and Rocky Mountain regions of the United States. Hiland Partners, LP’s midstream assets consist of fifteen natural gas gathering systems with approximately 2,147 miles of gathering pipelines, six natural gas processing plants, seven natural gas treating facilities and three NGL fractionation facilities. Hiland Partners, LP’s compression assets consist of two air compression facilities and a water injection plant.
     Hiland Holdings GP, LP owns the two percent general partner interest, 2,321,471 common units and 3,060,000 subordinated units in Hiland Partners, LP, and the incentive distribution rights of Hiland Partners, LP.
Forward-Looking Statements
     This press release includes certain statements concerning expectations for the future that are forward-looking statements, including statements about potential amendments to each of the merger agreements and statements about the intentions Mr. Hamm expressed in his proposal letters. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in the definitive joint proxy statement filed by Hiland Partners and Hiland Holdings, in Hiland Partners’ and Hiland Holdings’ Annual Reports on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. Any such forward looking statements are made as of the date of this press release and neither Hiland Partners nor Hiland Holdings undertakes any obligation to update or revise any such forward-looking statements to reflect new information or events.

Contacts:	Derek Gipson, Director — Business Development and Investor Relations Hiland Partners, LP (580) 242-6040